UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 17, 2014

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Joe A. Davis resigned, effective September 17, 2014, from the position of Executive Vice President, General Counsel and Secretary of EnLink Midstream Manager, LLC, the managing member of EnLink Midstream, LLC (the “Registrant”) and EnLink Midstream GP, LLC, the general partner of EnLink Midstream Partners, LP.  On October 17, 2014, Mr. Davis entered into a Separation and Release Agreement (the “Separation Agreement”) with EnLink Midstream Operating, LP (“EnLink Midstream Operating” and, together with its affiliates, “EnLink”).  Pursuant to the Separation Agreement, Mr. Davis will continue providing services to EnLink to assist with the orderly transition of his duties.  In addition, subject to Mr. Davis’ execution of a release agreement in favor of EnLink, (i) certain of Mr. Davis’ equity awards will become fully vested on the 60th day after Mr. Davis is no longer an employee of EnLink and (ii) EnLink will pay to Mr. Davis a prorated amount of a bonus for the 2014 calendar year (to the extent such bonus would have otherwise been earned by Mr. Davis had his employment not terminated).  The prorated bonus, if any, will be paid on the date that the bonuses for the 2014 calendar year are ordinarily paid.

The Separation Agreement also includes restrictive covenants regarding non-disparagement, non-disclosure, non-competition and non-solicitation of employees.  The Separation Agreement includes other terms and conditions customary for an agreement of its nature. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—

Separation and Release Agreement, dated October 17, 2014, between EnLink Midstream Operating, LP and Joe A. Davis (incorporated by reference to Exhibit 10.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated October 17, 2014, filed with the Commission on October 17, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC,
its Managing Member

Date: October 17, 2014	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—

Separation and Release Agreement, dated October 17, 2014, between EnLink Midstream Operating, LP and Joe A. Davis (incorporated by reference to Exhibit 10.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated October 17, 2014, filed with the Commission on October 17, 2014).